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    ELITE PHARMACEUTICALS NOTIFIED OF CONTINUED LISTING NONCOMPLIANCE BY AMEX

NORTHVALE, NJ, JANUARY 10, 2006 - On January 4, 2006, Elite Pharmaceuticals, Inc. (AMEX: ELI) received notice from the American Stock Exchange that, based on the Company's unaudited financial statements as of September 30, 2005, the Company was not in compliance with the continued listing standards of at least $4,000,000 of shareholders equity and income from continuing operations in at least two of its four most recent fiscal years (Amex Rule 1003(a)(ii)) and shareholders' equity of at least $6,000,000 and income from continuing operations or net income in at least one of its five most recent fiscal years (Amex Rule 1003(a)(iii)).

At the invitation of the Amex, the Company will submit by February 3, 2006 a plan advising the Exchange of the actions it has taken or will take that would bring it into compliance with the above continuing listing standards within a maximum of 18 months from January 4, 2006. The plan is to include specific milestones, quarterly financial projections and details related to any strategic initiatives the Company plans to complete. If the Listing Qualification Committee determines that the Company has made a reasonable demonstration in the plan of its ability to regain compliance within the 18-month period, the plan will be accepted and listing will continue subject to periodic review of the progress under the plan by Amex. No assurance can be given that the Company's plan will be accepted or, if accepted, that the necessary progress will be achieved during the course of the 18-month period.

ABOUT ELITE PHARMACEUTICALS
---------------------------

Elite Pharmaceuticals is a specialty pharmaceutical company principally engaged in the development of oral, controlled release products. The Company's strategy includes developing generic versions of controlled release drug products with high barriers to entry and assisting partner companies in the life cycle management of products to improve off-patent drug products. Elite's technology is applicable to develop delayed, sustained or targeted release capsules or tablets. Elite has one product currently being sold commercially and a pipeline of eight drug products under development in the therapeutic areas that include pain management, allergy, cardiovascular and infection. The addressable market for Elite's current pipeline of products exceeds $4.25 billion. Elite also has a GMP and DEA registered facility for research, development, and manufacturing located in Northvale, NJ.

THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS, INCLUDING THOSE RELATED TO THE PRELIMINARY NATURE OF THE CLINICAL PROGRAM RESULTS AND THE POTENTIAL FOR FURTHER PRODUCT DEVELOPMENT, THAT INVOLVE KNOWN AND UNKNOWN RISKS, DELAYS, UNCERTAINTIES AND OTHER FACTORS NOT UNDER THE CONTROL OF ELITE, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANIES TO BE MATERIALLY DIFFERENT FROM THE RESULTS, PERFORMANCE OR OTHER EXPECTATIONS IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. IN PARTICULAR, BECAUSE SUBSTANTIAL FUTURE TESTING WILL BE REQUIRED PRIOR TO APPROVAL, THE RESULTS DESCRIBED ABOVE MAY NOT BE SUPPORTED BY ADDITIONAL DATA OR BY THE RESULTS OF SUBSEQUENT TRIALS. THESE RISKS AND OTHER FACTORS, INCLUDING THE TIMING OR RESULTS OF PENDING AND FUTURE CLINICAL TRIALS, REGULATORY REVIEWS AND APPROVALS BY THE FOOD AND DRUG ADMINISTRATION AND OTHER REGULATORY AUTHORITIES, AND INTELLECTUAL PROPERTY PROTECTIONS AND DEFENSES, ARE DISCUSSED IN THE ELITE'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION SUCH AS THE 10K, 10Q AND 8K REPORTS. THE COMPANIES UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.

FOR FURTHER INFORMATION, CONTACT:
Investor Relations:
The Investor Relations Group
John Nesbett/Antima "Taz" Sadhukhan
Phone: 212-825-3210
or
FOR ELITE PHARMACEUTICALS, INC.
------------------------------
Dianne Will, Investor Relations
Phone: 518-398-6222  E-Mail: DWILL@WILLSTAR.NET
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Website:  WWW.ELITEPHARMA.COM
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